UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21601

Registrant Name:	PIMCO Income Strategy Fund II

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund II

April 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 117.4%
BANK LOAN OBLIGATIONS 0.6%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$4,300	$4,125

Total Bank Loan Obligations (Cost $4,040)			4,125

CORPORATE BONDS & NOTES 47.8%
BANKING & FINANCE 24.3%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	1,386
American International Group, Inc.
6.250% due 03/15/2087		11,608	13,287
8.175% due 05/15/2068		300	417
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		400	297
9.000% due 06/18/2024 (e)		2,100	1,953
9.250% due 04/15/2023 (e)		300	294
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	1,600	1,794
Barclays Bank PLC
7.625% due 11/21/2022		$2,200	2,581
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	1,500	1,716
8.000% due 12/15/2020 (e)		3,900	4,839
BGC Partners, Inc.
5.375% due 12/09/2019 (h)		$6,370	6,573
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	400	471
7.500% due 06/23/2026 (e)	GBP	3,500	5,487
7.875% due 01/23/2024 (e)		$2,300	2,452
ERB Hellas PLC
4.250% due 06/26/2018 (h)	EUR	250	177
GSPA Monetization Trust
6.422% due 10/09/2029		$4,986	5,711
ILFC E-Capital Trust
6.250% due 12/21/2065		4,000	3,900
Jefferies Finance LLC
6.875% due 04/15/2022		8,250	7,920
LBG Capital PLC
12.750% due 08/10/2020	GBP	300	473
15.000% due 12/21/2019	EUR	1,100	1,850
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	6,100	10,014
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$4,500	4,095
Navient Corp.
5.500% due 01/15/2019		12,550	12,788
5.625% due 08/01/2033		150	123
5.875% due 03/25/2021		300	299
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	221
4.750% due 01/15/2018		600	687
5.000% due 04/04/2019		311	359
5.000% due 04/23/2019		653	754
5.000% due 05/14/2019		431	497
5.000% due 05/21/2019		241	278
5.000% due 05/23/2019		240	276
5.875% due 11/09/2015		1,800	2,035
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$5,665	6,012
Rabobank Group
8.400% due 06/29/2017 (e)		700	772
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		3,200	3,076
6.299% due 05/15/2017		5,500	5,452
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		6,100	5,871
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,196	3,242
6.052% due 10/13/2039		1,203	1,957
TIG FinCo PLC
8.500% due 03/02/2020		687	1,103
8.750% due 04/02/2020		3,804	5,898
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,000	2,678
6.902% due 07/09/2020		11,000	10,643

Western Group Housing LP
6.750% due 03/15/2057		5,500	6,546

			149,254

INDUSTRIALS 13.4%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,400	4,015
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		3,600	2,970
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		2,300	1,777
11.250% due 06/01/2017 ^		9,000	6,795
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		2,000	2,057
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,164	850
Ford Motor Co.
7.700% due 05/15/2097		10,460	13,527
Gulfport Energy Corp.
6.625% due 05/01/2023		2,000	2,045
7.750% due 11/01/2020		600	636
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	1,061
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$2,090	1,980
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		300	306
5.500% due 04/15/2025		300	308
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,562	2,204
6.750% due 10/01/2023		744	644
Pertamina Persero PT
6.450% due 05/30/2044		11,154	11,935
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	1,891
Scientific Games International, Inc.
10.000% due 12/01/2022		$4,100	3,823
Sequa Corp.
7.000% due 12/15/2017		5,788	4,037
Tembec Industries, Inc.
9.000% due 12/15/2019		2,100	2,147
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022 (b)		1,400	1,420
8.750% due 02/01/2019		3,080	3,269
UCP, Inc.
8.500% due 10/21/2017		2,000	2,008
Unique Pub Finance Co.PLC
6.542% due 03/30/2021	GBP	1,171	1,878
Westmoreland Coal Co.
8.750% due 01/01/2022		$6,335	6,335
ZF North America Capital, Inc.
4.000% due 04/29/2020		800	809
4.500% due 04/29/2022		800	807
4.750% due 04/29/2025		800	806

			82,340

UTILITIES 10.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		5,300	5,770
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		6,100	5,200
6.000% due 11/27/2023		15,900	14,787
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		300	299
Illinois Power Generating Co.
6.300% due 04/01/2020 (h)		3,035	2,891
7.000% due 04/15/2018 (h)		5,100	4,960
7.950% due 06/01/2032		500	484
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,661
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	470	502
3.151% due 03/17/2020		$270	254
4.875% due 03/17/2020		490	473
5.750% due 01/20/2020		230	230
6.625% due 01/16/2034	GBP	100	140
6.750% due 01/27/2041		$2,400	2,226
7.875% due 03/15/2019		6,900	7,525
Red Oak Power LLC
8.540% due 11/30/2019		378	406
Rosneft Finance S.A.
6.625% due 03/20/2017		1,100	1,111

7.875% due 03/13/2018	500	512

		61,431

Total Corporate Bonds & Notes (Cost $288,661)		293,025

MUNICIPAL BONDS & NOTES 10.1%
CALIFORNIA 2.5%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	3,000	3,466
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,327
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,114
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	7,500	8,607

		15,514

NEBRASKA 1.3%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,692

OHIO 4.5%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	27,300	27,839

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	641

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	11,980	10,426

Total Municipal Bonds & Notes (Cost $54,948)		62,112

U.S. GOVERNMENT AGENCIES 7.7%
Fannie Mae
3.500% due 02/25/2042 - 01/25/2043 (a)	2,867	380
4.500% due 11/25/2042 (a)	4,238	657
6.069% due 01/25/2040 (a)	625	118
9.738% due 06/25/2043	8,288	9,238
11.783% due 06/25/2043	8,560	9,496
Freddie Mac
3.000% due 02/15/2033 (a)	3,443	422
3.500% due 12/15/2032 (a)	6,706	1,160
8.237% due 07/15/2039 (h)	21,161	22,075
11.522% due 09/15/2035	2,759	2,877
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	1,521	163
4.000% due 03/20/2042 - 10/20/2042 (a)	3,832	588

Total U.S. Government Agencies (Cost $45,702)		47,174

MORTGAGE-BACKED SECURITIES 30.8%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	202	173
6.000% due 07/25/2046 ^	1,013	843
Banc of America Funding Trust
2.946% due 01/20/2047 ^	57	48
6.000% due 08/25/2037 ^	7,901	6,967
BCAP LLC Trust
2.671% due 05/26/2036	520	12
2.688% due 08/26/2037	14,640	8,554
4.471% due 07/26/2037	18,212	16,216
5.421% due 03/26/2037	1,774	593
6.250% due 11/26/2036	5,836	4,934
6.652% due 12/26/2035	5,391	4,182
8.903% due 09/26/2036	5,669	4,196
10.228% due 05/26/2037	1,561	637
19.097% due 06/26/2036	348	108
Bear Stearns ALT-A Trust
2.512% due 11/25/2035	10,430	8,297
2.554% due 11/25/2036	544	372
2.746% due 09/25/2035 ^	1,316	1,084
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	18	17
5.500% due 05/25/2036 ^	78	71
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	216	222
6.000% due 09/25/2037	2,385	2,497

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	4,417	3,912
6.000% due 08/25/2037 ^	1,865	1,454
Countrywide Alternative Loan Trust
5.442% due 04/25/2036 ^	2,275	1,773
5.500% due 03/25/2035	587	538
5.500% due 01/25/2036	1,413	1,266
5.500% due 03/25/2036 ^	214	183
5.750% due 01/25/2035	703	717
5.750% due 02/25/2035	774	761
5.750% due 12/25/2036 ^	1,263	1,017
6.000% due 02/25/2035	670	699
6.000% due 04/25/2036	881	765
6.000% due 04/25/2037 ^	3,081	2,480
6.000% due 05/25/2037 ^	4,044	3,348
6.250% due 11/25/2036 ^	1,325	1,257
6.250% due 12/25/2036 ^	918	768
6.500% due 08/25/2036 ^	816	671
Countrywide Home Loan Mortgage Pass-Through Trust
0.471% due 03/25/2035	8,057	6,505
5.750% due 03/25/2037 ^	1,101	1,001
6.000% due 05/25/2036 ^	817	755
6.000% due 02/25/2037 ^	873	839
6.000% due 03/25/2037 ^	1,235	1,165
6.000% due 07/25/2037	3,758	3,280
6.000% due 09/25/2037 ^	4,038	3,949
6.250% due 09/25/2036 ^	1,284	1,201
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	822	699
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	322	274
6.750% due 08/25/2036 ^	2,455	1,920
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	1,397	1,200
6.000% due 08/25/2036 ^	2,290	1,914
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^	1,757	1,423
2.702% due 05/25/2037 ^	717	581
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	4,198	2,842
JPMorgan Alternative Loan Trust
2.528% due 03/25/2037 ^	2,095	1,645
2.571% due 03/25/2036 ^	3,559	2,852
2.624% due 05/25/2036 ^	3,223	2,640
6.310% due 08/25/2036 ^	2,468	1,997
JPMorgan Mortgage Trust
2.573% due 02/25/2036 ^	863	754
4.971% due 10/25/2035	552	543
5.750% due 01/25/2036 ^	160	148
6.000% due 08/25/2037 ^	390	354
6.500% due 09/25/2035	154	160
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,525	1,239
6.000% due 07/25/2037 ^	2,586	2,366
6.500% due 09/25/2037 ^	4,822	4,133
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	845	718
Merrill Lynch Mortgage Investors Trust
2.752% due 03/25/2036 ^	2,874	1,973
Morgan Stanley Mortgage Loan Trust
4.931% due 05/25/2036 ^	4,276	3,396
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	28	26
RBSSP Resecuritization Trust
0.334% due 02/26/2047	8,236	6,912
Residential Accredit Loans, Inc. Trust
3.382% due 12/26/2034	2,384	2,037
6.000% due 06/25/2036 ^	1,852	1,557
6.000% due 08/25/2036 ^	620	525
6.000% due 12/25/2036 ^	1,300	1,076
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	1,958	1,639
6.000% due 02/25/2036	1,077	853
6.000% due 09/25/2036 ^	797	559
6.000% due 03/25/2037 ^	2,335	1,668
6.000% due 05/25/2037 ^	2,877	2,552
6.000% due 07/25/2037 ^	2,082	1,552
6.250% due 09/25/2037 ^	3,495	2,486
Residential Funding Mortgage Securities, Inc. Trust
3.321% due 09/25/2035	2,788	2,498
3.671% due 08/25/2036 ^	3,044	2,672
6.250% due 08/25/2036 ^	1,402	1,279
Structured Adjustable Rate Mortgage Loan Trust
2.413% due 11/25/2036 ^	4,640	3,796
5.001% due 01/25/2036 ^	3,977	2,983
5.180% due 05/25/2036 ^	3,535	2,932
5.355% due 07/25/2036 ^	1,165	996

Suntrust Adjustable Rate Mortgage Loan Trust
2.567% due 02/25/2037 ^		543	475
WaMu Mortgage Pass-Through Certificates Trust
4.386% due 02/25/2037 ^		1,124	1,052
4.508% due 07/25/2037 ^		1,998	1,860
4.527% due 05/25/2037		2,752	2,615
6.043% due 10/25/2036 ^		1,557	1,318
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 ^		1,341	1,308
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		664	631
2.648% due 07/25/2036 ^		2,200	2,134
5.750% due 03/25/2037 ^		697	682

Total Mortgage-Backed Securities (Cost $178,371)			188,771

ASSET-BACKED SECURITIES 8.2%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		410	340
Countrywide Asset-Backed Certificates
0.321% due 12/25/2046		24,546	18,268
Fremont Home Loan Trust
0.331% due 01/25/2037		17,949	9,324
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,767	1,816
GSAA Home Equity Trust
5.772% due 11/25/2036 ^		2,351	1,429
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.341% due 07/25/2037		3,883	2,430
Lehman XS Trust
5.345% due 06/24/2046		5,589	4,322
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		599	607
Mid-State Trust
6.340% due 10/15/2036		1,451	1,581
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,002	763
Specialty Underwriting & Residential Finance Trust
0.681% due 09/25/2036		14,080	9,462

Total Asset-Backed Securities (Cost $50,191)			50,342

SOVEREIGN ISSUES 0.7%
Autonomous Community of Valencia
2.360% due 09/03/2017	EUR	2,500	2,840
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	204,000	1,086
4.750% due 04/17/2019	EUR	300	248

Total Sovereign Issues (Cost $4,702)			4,174

	SHARES
COMMON STOCKS 0.1%
FINANCIALS 0.1%
TIG TopCo Ltd. (f)		496,900	656

Total Common Stocks (Cost $737)			656

PREFERRED SECURITIES 5.9%
BANKING & FINANCE 4.5%
Citigroup Capital
7.875% due 10/30/2040		260,000	6,731
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		16,900	21,067

			27,798

UTILITIES 1.4%
Entergy Texas, Inc.
5.625% due 06/01/2064		321,875	8,430

Total Preferred Securities (Cost $34,011)			36,228

SHORT-TERM INSTRUMENTS 5.5%
REPURCHASE AGREEMENTS 2.7% (g)		16,820

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.5%
Federal Home Loan Bank
0.081% due 07/29/2015	$2,900	2,900

U.S. TREASURY BILLS 2.3% (d)
0.044% due 05/14/2015 - 09/17/2015	13,941	13,940

Total Short-Term Instruments (Cost $33,658)		33,660

Total Investments in Securities (Cost $695,021)		720,267

Total Investments 117.4% (Cost $695,021)		$720,267
Financial Derivative Instruments (i)(k) 1.0% (Cost or Premiums, net $(1,429))		6,358
Preferred Shares (15.1%)		(92,450)
Other Assets and Liabilities, net (3.4%)		(20,822)

Net Assets Applicable to Common Shareholders 100.0%		$613,353

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind bond security.

(d)	Weighted average yield to maturity

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$737	$656	0.11%

Borrowings and Other Financing Transactions

(g)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220%	04/30/2015	05/01/2015	$10,900	U.S. Treasury Bonds 3.750% due 11/15/2043	$(11,218)	$10,900	$10,900
SSB	0.000%	04/30/2015	05/01/2015	5,920	U.S. Treasury Notes 3.500% due 02/15/2018	(6,042)	5,920	5,920

Total Repurchase Agreements						$(17,260)	$16,820	$16,820

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(2.250%)	02/12/2015	02/12/2017	$(1,799)	$(1,791)
	(1.500%)	04/01/2015	04/01/2017	(1,828)	(1,828)
	(1.500%)	04/15/2015	04/15/2017	(2,371)	(2,371)
MSC	0.550%	04/30/2015	07/30/2015	(5,227)	(5,227)
RDR	0.420%	04/30/2015	05/28/2015	(6,324)	(6,324)
	0.810%	02/09/2015	07/14/2015	(2,832)	(2,837)

Total Reverse Repurchase Agreements					$(20,378)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $42,696 at a weighted average interest rate of 0.435%.

(h)	Securities with an aggregate market value of $22,079 and cash of $224 has been pledged as collateral under the terms of master agreements as of April 30, 2015.

(i)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$ 26,700	$2,058	$2	$0	$(41)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019		$275,000	$8,455	$4,857	$0	$(219)
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		34,300	1,413	711	0	(29)
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		230,900	(57,116)	(40,450)	811	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		236,000	52,607	60,306	0	(827)
Receive	3-Month USD-LIBOR	3.500%	06/17/2045		65,400	(13,745)	(11,566)	235	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		78,000	(12,116)	(4,400)	272	0
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	12,900	217	24	0	(4)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		8,100	283	82	0	(47)

						$(20,002)	$9,564	$1,318	$(1,126)

Total Swap Agreements						$(17,944)	$9,566	$1,318	$(1,167)

(j)	Securities with an aggregate market value of $6,399 and cash of $13,161 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015.

(k)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	05/2015	GBP	8,265		$12,267	$0	$(420)
BOA	05/2015	AUD	391		297	0	(12)
	05/2015	BRL	47,368		15,073	0	(648)
	05/2015	JPY	167,800		1,403	0	(2)
	05/2015		$15,823	BRL	47,368	0	(102)
	05/2015		3,075	GBP	2,074	109	0
	06/2015	EUR	691		$940	163	0
	06/2015		$14,940	BRL	47,368	627	0
	06/2015		102	EUR	78	0	(14)
	07/2015	BRL	1,814		$656	66	0
	06/2016	EUR	1,940		2,656	458	0
	06/2016		$113	EUR	84	0	(18)
BPS	06/2015	EUR	316		$429	74	0
BRC	06/2015		397		539	93	0
	06/2015		$170	EUR	129	0	(25)
	06/2016	EUR	368		$506	89	0
CBK	05/2015	AUD	182		142	0	(2)
	05/2015	EUR	6,551		7,060	0	(295)
	05/2015	GBP	1,065		1,568	0	(67)
	06/2015	EUR	340		465	83	0
	06/2015		$139	EUR	105	0	(21)
DUB	05/2015	BRL	67,484		$21,748	0	(650)
	05/2015	GBP	1,769		2,631	0	(84)
	05/2015		$22,543	BRL	67,484	0	(145)
	05/2015		31,491	GBP	20,565	76	0
	06/2015	GBP	20,565		$31,485	0	(76)
	06/2015		$21,554	BRL	67,484	625	0
	06/2015		511	EUR	393	0	(69)
	07/2015	BRL	41,739		$15,385	1,800	0
	06/2016	EUR	205		281	48	0
	06/2016		$23	EUR	17	0	(4)
FBF	05/2015	BRL	76,640		$25,241	76	(272)
	05/2015		$23,923	BRL	76,640	1,514	0
	05/2015		11,214	EUR	10,200	239	0
	06/2015	EUR	575		$780	134	0
	06/2015		$13,291	BRL	41,229	259	0
	07/2015	BRL	41,459		$15,189	1,696	0
GLM	05/2015	EUR	550		592	0	(26)
	05/2015		$4,723	EUR	4,385	201	0
	06/2015		770		579	0	(119)
	07/2015	BRL	36,986		$13,486	1,449	0
JPM	05/2015		79,443		26,537	170	0
	05/2015		$24,504	BRL	79,443	1,863	0
	05/2015		364	EUR	336	13	0
	05/2015		1,410	JPY	167,800	0	(5)
	06/2015	GBP	1,006		$1,552	8	0
	06/2015	JPY	167,800		1,411	5	0
	07/2015	BRL	33,175		12,206	1,408	0
MSB	05/2015		$15,347	EUR	14,043	422	0
	06/2015	EUR	14,524		$16,011	119	(422)
	06/2016		516		710	125	0
NAB	06/2015		402		547	95	0
	06/2016		1,123		1,542	269	0
	07/2016		70		95	15	0
SCX	05/2015	GBP	11,540		17,068	0	(646)
UAG	05/2015	EUR	21,863		24,031	0	(518)
	06/2015		$752	EUR	636	7	(45)

Total Forward Foreign Currency Contracts						$14,398	$(4,707)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		$1,000	$(195)	$(34)	$0	$(229)
BRC	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	1,400	(296)	36	0	(260)
GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		$1,400	(278)	(43)	0	(321)
HUS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		300	(25)	(12)	0	(37)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		1,700	(353)	(37)	0	(390)
MYC	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		8,700	(805)	(275)	0	(1,080)

							$(1,952)	$(365)	$0	$(2,317)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	12,500	$17	$(136)	$0	$(119)
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		49,000	(47)	(421)	0	(468)
DUB	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		$192,100	406	308	714	0
FBF	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		34,000	73	54	127	0
GLM	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		43,000	92	68	160	0
MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	84,300	74	(879)	0	(805)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		61,900	(92)	(684)	0	(776)

							$523	$(1,690)	$1,001	$(2,168)

Total Swap Agreements							$(1,429)	$(2,055)	$1,001	$(4,485)

(l)	Securities with an aggregate market value of $5,436 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,125	$0	$4,125
Corporate Bonds & Notes
Banking & Finance	0	143,543	5,711	149,254
Industrials	0	80,332	2,008	82,340
Utilities	0	61,431	0	61,431
Municipal Bonds & Notes
California	0	15,514	0	15,514
Nebraska	0	7,692	0	7,692
Ohio	0	27,839	0	27,839
Virginia	0	641	0	641
West Virginia	0	10,426	0	10,426
U.S. Government Agencies	0	47,174	0	47,174
Mortgage-Backed Securities	0	188,771	0	188,771
Asset-Backed Securities	0	50,342	0	50,342
Sovereign Issues	0	4,174	0	4,174
Common Stocks
Financials	0	0	656	656
Preferred Securities
Banking & Finance	6,731	21,067	0	27,798
Utilities	8,430	0	0	8,430
Short-Term Instruments
Repurchase Agreements	0	16,820	0	16,820
Short-Term Notes	0	2,900	0	2,900
U.S. Treasury Bills	0	13,940	0	13,940

Total Investments	$15,161	$696,731	$8,375	$720,267

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,318	0	1,318
Over the counter	0	15,399	0	15,399
	$0	$16,717	$0	$16,717

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,167)	0	(1,167)
Over the counter	0	(9,192)	0	(9,192)

	$0	$(10,359)	$0	$(10,359)

Totals	$15,161	$703,089	$8,375	$726,625

There were assets and liabilities valued at $8,430 transferred from Level 2 to Level 1 during the period ended April 30, 2015. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended April 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,261	$0	$(83)	$2	$1	$530	$0	$0	$5,711	$0
Industrials	2,076	1,993	(1,981)	(26)	(25)	(29)	0	0	2,008	15
Utilities	2,448	0	(2,341)	(2)	44	(149)	0	0	0	0
Mortgage-Backed Securities	41,920	(42,410)	0	0	0	490	0	0	0	0
Common Stocks
Financials	0	737	0	0	0	(81)	0	0	656	(81)

Totals	$51,705	$(39,680)	$(4,405)	$(26)	$20	$761	$0	$0	$8,375	$(66)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,711	Benchmark Pricing	Base Price	115.50
Industrials	2,008	Benchmark Pricing	Base Price	100.00
Common Stocks
Financials	656	Other Valuation Technique (2)	—	—

Total	$8,375

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair market value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$695,021	$34,788	$(9,542)	$25,246

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BBR	Bank Bill Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ Peter G. Strelow
Peter G. Strelow
President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer

Date: June 26, 2015